UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2011 (May 26, 2011)

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32886	73-0767549
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

302 N. Independence, Suite 1500 Enid, Oklahoma		73701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (580) 233-8955

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Continental Resources, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 26, 2011. At the meeting, the Company’s shareholders were requested to:

•	elect two Class I directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2014 Annual Meeting of Shareholders;

•	ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

•	approve, by a non-binding vote, the compensation of the Company’s named executive officers; and

•	approve, by a non-binding vote, the frequency of shareholder advisory votes on the compensation of the Company’s named executive officers.

Each of these items is more fully described in the Company’s proxy statement filed on April 13, 2011. The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 – Election of Directors: The election of each Class I director required the affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting. The shareholders elected the following nominees:

Nominee	For	Withheld	Broker Non-Votes
H.R. Sanders, Jr.	168,136,393	138,871	7,968,223
Robert J. Grant	168,136,655	138,609	7,968,223

Proposal No. 2 – Ratification of Selection of Independent Registered Public Accounting Firm: The ratification of the selection of Grant Thornton LLP required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy at the Annual Meeting. The shareholders approved the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2011. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
176,123,286	36,795	83,405	0

Proposal No. 3 – Advisory (Non-Binding) Vote Approving Compensation of the Company’s Named Executive Officers: The approval, by a non-binding vote, of the compensation of the Company’s named executive officers required an affirmative vote from the majority of shares present and entitled to vote either in person or by proxy at the Annual Meeting. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
168,070,319	145,081	59,863	7,968,223

Proposal No. 4 – Advisory (Non-Binding) Vote Approving the Frequency of Advisory Votes on Executive Compensation: The frequency (every one, two or three years) receiving the greatest number of votes from the shares present and entitled to vote either in person or by proxy at the Annual Meeting is considered the frequency recommended by the Company’s shareholders. The shareholders approved, on an advisory basis, the holding of an advisory vote on executive compensation every three years. The voting results are as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
32,245,532	113,915	135,849,098	66,718	7,968,223

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every three years. In line with this recommendation by the Company’s shareholders, the Board of Directors, at its meeting held May 26, 2011, decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every third year until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting of Shareholders in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.

Dated: June 1, 2011

	By:	/s/ John D. Hart
John D. Hart
Senior Vice President, Chief Financial Officer and Treasurer